UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2014

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33710	06-1393453
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1621 Fiske Place Oxnard, California, 93033
(Address of Principal Executive Offices) (Zip Code)

(805) 639-9458

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Closing of Offering

On November 7, 2014, Clean Diesel Technologies, Inc. (the “Company”) closed a registered direct offering of 1,385,000 shares of common stock, warrants to purchase up to an aggregate of 388,393 shares of common stock (the “Series A Warrants”) and warrants to purchase up to an aggregate of 168,571 shares of common stock (the “Series B Warrants”).  Each share of common stock was sold together with 0.28 of one Series A Warrant for a combined price of $2.80.  Each Series B Warrant was sold for a price per Series B Warrant of $2.79.  The Series A Warrants are exercisable immediately for $3.25 per share common stock for a period of five years.  The Series B Warrants are immediately exercisable for $0.01 per share of common stock for a period of six months.   The offering was previously announced in a Current Report on Form 8-K filed on November 4, 2014 and a press release furnished therewith.

Director Update

Previously, we reported that long-time director, Charles R. Engles, Ph.D., had informed the Company that he was considering resigning from the board of directors, in light of his association with Stillwater Mining Company, a company that produces the platinum group precious metals used in catalytic converters.  Subsequent to that report, Dr. Engles has notified the Company that he plans to remain on the board of directors and also recently resigned as a director of Stillwater Mining Company.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K (this “Report”) are intended as “forward-looking statements.” These statements include assumptions, expectations, predictions, intentions or beliefs about future events, particularly the plans of any director to remain on the board of directors of the Company. The Company cautions that actual future results may vary materially from those expressed or implied in any forward-looking statements. Specifically, the Company cannot assure you that any of its directors will remain on the board of directors for any particular length of time.  Information concerning these and other factors can be found in the Company’s filings with the Securities and Exchange Commission. Any forward-looking statements made in this Report speak only as of the date of this Report and, except as required by law, the Company undertakes no obligation to update any forward-looking statement contained in this Report, even if the Company’s expectations or any related events, conditions or circumstances change.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description of Exhibits
5.1	Opinion of DLA Piper LLP (US).
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

November 7, 2014	By:	/s/ David E. Shea
Name: David E. Shea
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibits
5.1	Opinion of DLA Piper LLP (US).
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1).